UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 13, 2012

VICOR TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-51475	20-2903491
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2200 Corporate Blvd., N.W., Suite 401 Boca Raton, Florida	33431
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (561) 995-7313

NONE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant

On January 20, 2012, Daszkal Bolton LLP, the independent accounting firm previously engaged as the principal accountants to audit the Company’s financial statements (the “Former Accountant”), notified us that it was resigning as the Company’s independent auditors. The Audit Committee of the Company’s Board of Directors will be interviewing new independent accounting firms, and we anticipate they will engage a new principal independent auditor promptly.

The Former Accountant’s report on the Company’s financial statements for the fiscal years ended December 31, 2010 and 2009, did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles, except as follows: The Former Accountant’s reports on the Company’s audited financial statements for the fiscal years ended December 31, 2010 and December 31, 2009 contained the following statement: “The accompanying consolidated financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2 to the financial statements, the Company has suffered recurring losses from operations and had negative cash flows from operations that raise substantial doubt about the Company’s ability to continue as a going concern. Management's plans regarding these matters are also described in Note 2. The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty.”

During the Company’s two most recent fiscal years ended December 31, 2010 and 2009 and the interim period through the effective date of the Former Accountant’s resignation, there have been no disagreements with the Former Accountant on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the Former Accountant, would have caused the Former Accountant to make reference to the subject matter thereof in its reports. During the Company’s two most recent fiscal years ended December 31, 2010 and 2009 and the interim period through the effective date of the Former Accountant’s resignation, there have been no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K).

The Company has provided the Former Accountant with a copy of the disclosures it is making in this Current Report on Form 8-K prior to filing with the Securities and Exchange Commission (“SEC”) and requested that the Former Accountant furnish the Company with a letter addressed to the SEC stating whether or not it agrees with such disclosures. A copy of such letter, dated January 23, 2012, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

Item 5.02(b) Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On January 13, 2012, Frederick M. Hudson resigned as a director.

On January 17, 2012, Jerry M. Anchin, PhD resigned as a director.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VICOR TECHNOLOGIES, INC.

Date: January 24, 2012	By:	/s/ David H. Fater
David H. Fater
President and Chief Executive Officer